Exhibit 10.4

                AMENDED AND RESTATED SUBORDINATION AGREEMENT dated as of February 11, 2005 made by DREW INDUSTRIES INCORPORATED, a Delaware corporation (the “Company”) and each direct and indirect Subsidiary of the Company (each, together with the Company, a “Credit Party”), with and in favor of JPMORGAN CHASE BANK, N.A. (f/k/a JPMorgan Chase Bank) as agent (in such capacity, the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below).

                Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 11, 2005 (as amended, supplemented, or modified from time to time, the “Credit Agreement”) among Kinro, Inc., an Ohio corporation, and Lippert Components, Inc., a Delaware corporation, as Borrowers (the “Borrowers”), the financial institutions party thereto as lenders (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity the “Administrative Agent”). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement. Reference is further made to the Subordination Agreement dated as of January 28, 1998 between the Credit Parties and the predecessor-in-interest to the Administrative Agent, (as thereafter amended and supplemented from time to time, the “Original Subordination Agreement”), which instrument the parties agree is being amended and restated hereby.

                The Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions specified in the Credit Agreement. Each Borrower is a direct Subsidiary of the Company. The Credit Parties may make loans and advances to other Credit Parties upon the terms and conditions thereto contained in the Credit Agreement, including, without limitation, the subordination of such obligations to the obligations of the Credit Parties under the Loan Documents. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by each Credit Party of a Subordination Agreement in the form hereof.

                NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                Section 1.01.         Definitions; Terms.     References to this “Agreement” shall be to this Amended and Restated Subordination Agreement as amended, supplemented, or otherwise modified from time to time. The term “Senior Obligations” shall mean, collectively, the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans when and as due, whether at maturity, by acceleration, upon one or more dates on which repayment or prepayment is required, or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of a Letter of Credit when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (x) of the Borrowers to one or more of the Secured Parties under the Credit Agreement, (y) of the Guarantors under the Guarantee Agreements, (z) of the Borrowers and of the other Credit Parties under any other Loan Documents to which the Borrowers or such other Credit Parties are or are to be parties, and (aa) of the Borrowers (or either of them) to any Lender as an Interest Rate Protection Merchant under or in respect of any Interest Rate Hedging Agreement now or hereafter in effect. The term “Subordinated Debt” shall mean any and all Indebtedness, obligations and liabilities that is or was at any time owed by any Credit Party to any other Credit Party (including all interest accrued or to accrue thereon up to the date of such full payment thereof) of every kind and nature whatsoever, whether represented by negotiable instruments or other writings, whether direct or indirect, absolute or contingent, due or not due, secured or unsecured, original, renewed, modified or extended, now in existence or hereafter incurred, originally contracted with the Credit Party or with another Person, and whether contracted alone or jointly and/or severally with another or others.

                Section 2.01.         Subordination.     Each Credit Party hereby agrees (and reaffirms and continues it agreement under the Original Subordination Agreement) that all claims and demands, and all interest accrued or that may hereafter accrue thereon, in respect of any Subordinated Debt are subject and subordinate to the prior indefeasible payment and satisfaction in full in cash of all Senior Obligations. In furtherance of and not in limitation of the foregoing:

(i) no payment or prepayment of any principal or interest on account of, and no repurchase, redemption or other retirement (whether at the option of the holder or otherwise) of Subordinated Debt shall be made, if at the time of such payment, prepayment, repurchase, redemption or retirement or immediately after giving effect thereto there shall exist a Default or Event of Default;

(ii) in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relating to any Credit Party or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of any Credit Party, whether or not involving insolvency or bankruptcy, then the holders of Senior Obligations shall be entitled to receive final, indefeasible payment in full in cash of all Senior Obligations (including interest thereon accruing after the commencement of any such proceedings, whether or not allowed or allowable as a claim in such proceedings) (and the LC Exposure shall have been reduced to zero and the Revolving Credit Commitments shall have terminated), before the holders of the Subordinated Debt (including any other Credit Party) shall be entitled to receive any payment or other distribution on account of the Subordinated Debt, and to that end the holders of Senior Obligations shall be entitled to receive distributions of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Debt;

(iii) in the event that any Subordinated Debt is declared due and payable before its expressed maturity because of the occurrence of an event of default (under circumstances when the provisions of the foregoing paragraphs (i) or (ii) are not applicable), the holders of the Senior Obligations outstanding at the time such Subordinated Debt so becomes due and payable because of such occurrence of such an
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event of default shall be entitled to receive final, indefeasible payment in full in cash of all Senior Obligations (and the LC Exposure shall have been reduced to zero and the Revolving Credit Commitments shall have terminated) before the holders of the Subordinated Debt (including any Credit Party) are entitled to receive any payment or other distribution on account of the Subordinated Debt;

(iv) in the event that, notwithstanding the occurrence of any of the events described in paragraphs (i), (ii) and (iii), any such payment or distribution of assets of any Credit Party of any kind or character, whether in cash, property or securities, shall be received by the holders of Subordinated Debt (including any Credit Party) before all Senior Obligations are finally and indefeasibly paid in full in cash (and the LC Exposure shall have been reduced to zero and the Revolving Credit Commitments shall have terminated) such payment or distribution shall be held in trust for the benefit of, and shall be promptly paid over or delivered to the holders of such Senior Obligations or their representative or representatives, including the Administrative Agent, or as their respective interests may appear, for application to the payment of all Senior Obligations remaining unpaid to the extent necessary to pay such Senior Obligations in full in cash, in accordance with the terms thereof, after giving effect to any concurrent payment or distribution to the holders of such Senior Obligations;

(v) no holder of Senior Obligations shall be prejudiced in its right to enforce subordination of the Subordinated Debt by any act or failure to act on the part of any Credit Party; and

(vi) no payment on any Subordinated Debt shall be made to or for the benefit of any holders of the Prudential Notes or any other Prudential Debt unless concurrently therewith payment shall be made in respect thereof on the Senior Obligations to the Administrative Agent for the benefit of the Lenders on a pari passu basis; nor shall assignment or other transfer of any instrument evidencing any Subordinated Debt be made to or for the benefit of the holders of the Prudential Notes or any other Prudential Debt unless the Administrative Agent (or the Collateral Agent, as appropriate) shall concurrently therewith receive an assignment or transfer of equal priority on a pari passu basis.

                Section 2.02.         No Payment or Security.   Each Credit Party agrees not to make payment (except if permitted under Section 2.01 hereof) of, or give any security for, or grant any Lien on its property or assets in respect of, any Subordinated Debt.

                Section 2.03.         Waiver; No Limitations.    (a)     Each Credit Party waives any and all notice of the acceptance of the subordination hereunder and of the creation or accrual of any of the Senior Obligations or of any renewals, extensions, increases, or other modifications thereof from time to time, or of the reliance of any Lender or any other Secured Party upon this Agreement.

                                               (b)     Nothing contained herein shall constitute or be deemed to be a waiver or to limit any rights in any insolvency proceeding or under applicable law of any Lender or any other Secured Party as a creditor of any Credit Party, including in respect of any claim that any

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payment in respect of Subordinated Debt, whether or not permitted under Section 2.01 hereof, is a preferential transfer or otherwise should be set aside or recovered for the benefit of creditors of any Credit Party.

                Section 2.04.         No Impairment of Subordination. Each holder of Subordinated Debt hereby consents that the liability of each Credit Party or of any other party for or upon the Senior Obligations may, from time to time, in whole or in part, be renewed, increased, extended, or modified, in any and all respects, or accelerated, compromised, settled or released, and that any collateral security and Liens for the Senior Obligations, or any guarantee or other accommodation in respect thereof may, from time to time, in whole or in part, be exchanged, sold, released or surrendered by the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender, as it may deem advisable, or that any security interest may be unperfected, and that the financial condition, legal status, corporate structure or identity, entity classification, affiliation, or any other characteristic affecting any Credit Party, or affecting any Senior Obligation, may change in any respect whatsoever, and any other fact or circumstance may occur that would, but for this specific provision to the contrary, relieve such holder of Subordinated Debt from the provisions of this Agreement, all without impairing the subordination contained in this Agreement and without any notice to or assent from such holder of Subordinated Debt.

                Section 2.05.         Proof of Claim; Past Default. (a) Each holder of Subordinated Debt hereby irrevocably authorizes the Administrative Agent, and irrevocably constitutes and appoints it as its attorney in fact with full power (coupled with an interest, and with power of substitution) for the benefit of the Lenders, in the name, place and stead of such holder of Subordinated Debt and whether or not a default exists with respect to the Subordinated Debt, to file proofs of claim for the full amount of the Subordinated Debt held by it against any obligor in respect thereof or such obligor’s property in any statutory or non-statutory proceeding affecting such obligor or the Subordinated Debt or any other proceeding and to vote the full amount of the Subordinated Debt (i) for or against any proposal or resolution; (ii) for a trustee or trustees or for a committee of creditors; or (iii) for the acceptance or rejection of any proposed arrangement, plan of reorganization, composition, settlement or extension and in connection with any such proceeding.

                                                (b)     After the occurrence and during the continuation of a Default or Event of Default or any event described in Sections 2.01(ii) or (iii), should any payment or distribution or collateral security or proceeds of any collateral security be received or collected by the holder of any Subordinated Debt for or on account of any Subordinated Debt, prior to the time that all Senior Obligations have been fully, finally, and indefeasibly paid in cash (and the LC Exposure reduced to zero and the Revolving Credit Commitments terminated), such holder of Subordinated Debt shall forthwith deliver the same to the Administrative Agent, in precisely the form received (with the endorsement of such holder of Subordinated Debt where necessary), for application on account of the Senior Obligations (or, in the case of collateral security, delivery to the Collateral Agent for such application thereby) and such holder of Subordinated Debt agrees that, until so delivered, the same shall be deemed received by such holder of Subordinated Debt as trustee for the Secured Parties in trust for the Secured Parties; and in the event of the failure of such holder of Subordinated Debt to endorse any instrument for the payment of money so received payable to its order, the Administrative Agent or any officer or employee thereof is

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hereby irrevocably constituted and appointed attorney in fact for such holder of Subordinated Debt, with full power (coupled with an interest and with full power of substitution) to make any such endorsement. In the event that such holder of Subordinated Debt fails to make such delivery, such holder of Subordinated Debt agrees to immediately pay to the Administrative Agent for the ratable benefit of the Lenders an amount equivalent to any such payment or the value of such security received.

                                                (c)     No holder of Subordinated Debt will take or omit to take any action or assert any claim with respect to the Subordinated Debt or otherwise which is inconsistent with the provisions of this Agreement. Without limiting the foregoing, no holder or Subordinated Debt will assert, collect or enforce the Subordinated Debt or any part thereof or take any action to foreclose or realize upon the Subordinated Debt or any part thereof or enforce any of the documents, instruments or agreements evidencing the same except (a) in each such case as necessary, so long as no Default or Event of Default has occurred and is then continuing under the Credit Agreement or would occur after giving effect thereto, to collect any sums expressly permitted to be paid pursuant to Section 2.01(i), to the extent (but only to such extent) that the commencement of a legal action may be required to toll the running of any applicable statute of limitation. Until the Senior Obligations have been finally paid in full in cash, no holder of Subordinated Debt shall have any right of subrogation, reimbursement, restitution, contribution or indemnify whatsoever from any assets of any Credit Party or any guarantor of or provider of collateral security for the Senior Obligations. Each holder of subordinated Debt further waives any and all rights with respect to marshalling.

                Section 2.06.         No Transfer. Each Credit Party represents and warrants to the Secured Parties that such Credit Party has not (except for the benefit of the Secured Parties) granted any security interest in or made any other transfer or assignment of any Subordinated Debt (except to (x) the Collateral Agent, in each case for the ratable benefit of the Secured Parties and (y) concurrently herewith, and on a pari passu basis to the holders of the Prudential Notes or any other Prudential Debt or to the Trustee for the benefit of the holders of any Prudential Debt pursuant to the subordination agreement contemplated by the Prudential Shelf Agreement) and agrees that such Credit Party will not grant a security interest in, or Lien upon, any of its properties or assets in respect of any Subordinated Debt (whether now outstanding or hereafter arising) or make any other sale, transfer or assignment of any Subordinated Debt (except to or as designated by the Administrative Agent). The holders of the Subordinated Debt will not, at any time this Agreement is in effect, modify any of the terms of any of the Subordinated Debt or any documents, instruments or agreements evidencing the same.

                Section 2.07.         Instruments. Each Credit Party represents and warrants to the Secured Parties that as of the date hereof the Subordinated Debt is not represented by any instruments or other writings. Each Credit Party agrees that at no time hereafter will any part of the Subordinated Debt be represented by any instruments or other writings, except such instruments or other writings, if any, (i) that in each case bear a legend clearly referring to this Agreement and setting forth that the obligations represented by such instruments or writings are subject to the subordination hereunder, and (ii) true copies of which shall have been delivered to the Administrative Agent promptly after execution thereof. Subordinated Debt not evidenced by an instrument or document shall nevertheless be deemed subordinated by virtue of this Agreement.

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                Section 2.08.         Statements of Account; Books and Records. Each holder of Subordinated Debt further hereby agrees that it will render to the Administrative Agent or any Lender upon demand, from time to time, a statement of the account of each Credit Party with it. Each holder of Subordinated Debt agrees that its respective books and records, and financial statements, will appropriately show that the Subordinated Debt is subject to this Agreement.

                Section 2.09.         Other Subordination Provisions. The subordination hereunder shall be in addition to, and shall not limit or be limited by, any subordination provisions contained in any Guarantee Agreement or other Loan Document.

                Section 3.01.         Representation and Warranties. Each Credit Party represents and warrants to the Secured Parties that all representations and warranties relating to it in the Credit Agreement are true and correct.

                Section 4.01.         Amendment; Waiver. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent with the written consent of the Required Lenders. Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in the same, similar or other circumstances. No waiver of any breach or default of or by any Credit Party under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring.

                Section 4.02.         Survival; Severability.

                                               (a)     All covenants, agreements, representations and warranties made by the Credit Parties herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document (i) shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any Notes evidencing such Loans, regardless of any investigation made by the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender or on their behalf, and (ii) shall continue in full force and effect as long as any of the Obligations is outstanding and unpaid, the LC Exposure does not equal zero, and the Revolving Credit Commitments have not been terminated.

                                               (b)     Any provision of this Agreement that is illegal, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the legality, validity or enforceability of such provisions in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or to otherwise amend this Agreement to achieve such result.

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                Section 4.03.         Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Credit Party that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. No Credit Party may assign or transfer any of its rights or obligations hereunder except as expressly contemplated by this Agreement or the other Loan Documents (and any such attempted assignment shall be void).

                Section 4.04.         GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAWS OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICITON OTHER THAN SUCH STATE.

                Section 4.05.         Headings; Interpretation. The Article and Section headings in this Agreement are for convenience only and shall not affect the construction hereof. The rules of interpretation of Section 1.03 of the Credit Agreement shall apply to this Agreement.

                Section 4.06.         Notices. Notices, consents and other communications provided for herein shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. Communications and notices to any Credit Party shall be given to it at its address set forth in Schedule A hereto.

                Section 4.07.         Counterparts; Additional Parties.     (a)     This Agreement may be executed in separate counterparts (telecopy of any executed counterpart having the same effect as manual delivery thereof), each of which shall constitute an original, but all of which, when taken together, shall constitute but one Agreement.

                                              (b)     The Company shall cause each Person that becomes a direct or indirect subsidiary of the Company (if such a Person is not already a party to this Agreement) to execute and deliver a supplement hereto in the form of Exhibit 4.07(b) hereto concurrent with such person’s becoming a direct or indirect Subsidiary of the Company. Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of the Company of a supplement in the form of Exhibit 4.07(b) hereto, such Subsidiary shall become a party hereto with the same force and effect as if originally named herein. The execution and delivery of such supplement shall not require the consent of any Credit Party. The rights and obligations of each Credit Party and each other holder of Subordinated Debt hereunder shall remain in full force and effect notwithstanding the addition of, or the failure to add, any Person as a party hereto, in each case whether or not required under the Credit Agreement.

                Section 4.08.         Jurisdiction; Consent to Service of Process.

                                               (a)     Each Credit Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of

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or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Credit Party or its properties in the courts of any jurisdiction.

                                               (b)     Each Credit Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the preceding paragraph. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                                               (c)     Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.06. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                Section 4.09.         WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                Section 4.10.         Termination of Subordination. This Agreement shall continue in full force and effect, and the obligations and agreements of the Credit Parties hereunder shall continue to be fully operative, until all of the Senior Obligations shall have been paid and satisfied in full in cash and such full payment and satisfaction shall be final and not avoidable, the LC Exposure shall have been reduced to zero and the Revolving Commitments shall have terminated. To the extent that the Lenders or any guarantor of or provider of collateral for the Senior Obligations makes any payment on the Senior Obligations that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law

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or equitable cause (such payment being hereinafter referred to as a “Voided Payment”), then to the extent of such Voided Payment, that portion of the Senior Obligations that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from any Lender, an Event of Default shall be deemed to have existed and to be continuing under the Credit Agreement from the date of such Lender’s initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to such Lender. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Debt. To the extent that any holder of Subordinated Debt has received any payments with respect to the Subordinated Debt subsequent to the date of such Lender’s initial receipt of such Voided Payment and such payments have not bee invalidated, declared to be fraudulent or preferential or set aside or required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, such holder of Subordinated Debt shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Lender, and such holder of Subordinated Debt hereby agrees to pay to such Lender upon demand, the full amount so received by such holder of Subordinated Debt during such period of time to the extent necessary fully to restore to such Lender the amount of such Voided Payment. Upon the payment and satisfaction in full in cash of all of the Senior Obligations, the LC Exposure shall have been reduced to zero and the termination of the Revolving Commitments, which payment shall be final and no avoidable, this Agreement will automatically terminate without any additional action by any party thereto.

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                IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Subordination Agreement to be duly executed and delivered by their respective officers or representatives as of the day and year first above written.

DREW INDUSTRIES INCORPORATED

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Executive Vice President and Chief Financial Officer

KINRO, INC.

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

LIPPERT TIRE & AXLE, INC.

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

LIPPERT COMPONENTS, INC.

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

KINRO HOLDING, INC.

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Chief Financial Officer
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LIPPERT TIRE & AXLE HOLDING, INC.

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Chief Financial Officer

LIPPERT HOLDING, INC.

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Chief Financial Officer

KINRO MANUFACTURING, INC.

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

LIPPERT COMPONENTS MANUFACTURING, INC.

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

LIPPERT COMPONENTS OF CANADA, INC.

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

COIL CLIP, INC.

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President
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ZIEMAN MANUFACTURING COMPANY

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

KINRO TEXAS LIMITED PARTNERSHIP

By: KINRO MANUFACTURING, INC., its general partner

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

KINRO TENNESSEE LIMITED PARTNERSHIP

By: KINRO MANUFACTURING, INC., its general partner

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

LIPPERT TIRE & AXLE TEXAS LIMITED PARTNERSHIP

By: LIPPERT COMPONENTS MANUFACTURING, INC.,
its general partner

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President
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BBD REALTY TEXAS LIMITED PARTNERSHIP

By: KINRO MANUFACTURING, INC., its general partner

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

LIPPERT COMPONENTS TEXAS LIMITED PARTNERSHIP

By: LIPPERT COMPONENTS MANUFACTURING, INC., its general partner

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

LD REALTY, INC.

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

LTM MANUFACTURING, L.L.C.

By: /s/ Fredric M. Zinn
———————————————
Name: Fredric M. Zinn
Title: Vice President

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By: /s/ Florence M. Reap
———————————————
Name: Florence M. Reap
Title: Vice President
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